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                                                           EXHIBIT 10(cxxvi)



                                AMENDMENT NO. 1
                                     TO THE
                              HAMILTON BEACH, INC.
                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                    (AS RESTATED EFFECTIVE JANUARY 1, 1989)


                 Hamilton Beach/Proctor-Silex, Inc. hereby adopts and publishes this Amendment No. 1 to the Hamilton Beach, Inc. Retirement Plan for Salaried Employees (As Restated Effective January 1, 1989) (the "Plan"). The provisions of this Amendment shall be effective as of the dates indicated herein and, pursuant to Internal Revenue Service Notice 92-36, the provisions of this Amendment shall be combined with the provisions of all other amendments to the Plan which are effective on or after January 1, 1989 (including Amendment No. 4 which froze benefit accruals under the Plan as of December 31, 1990) and treated as a single amendment for purposes of the nondiscrimination requirements of the Internal Revenue Code. Words used herein with initial capital letters shall have the meanings set forth in the Plan.


                                   SECTION 1

                 Effective as of January 1, 1989, a new Section 1.10A is hereby added to the Plan, immediately following Section 1.10, to read as follows:

                 "1.10A. CAPPED PARTICIPANT: A Participant whose Accrued Benefit on December 31, 1988 is based upon Compensation in excess of the limit contained in Section 401(a)(17) of the Code as in effect on or after such date."


                                   Section 2

                 Effective as of January 1, 1989, the first two sentences of
Section 1.13 of the Plan are hereby amended in their entirety to read as follows:

                 "1.13  "COMPENSATION LIMIT":   Effective as of January 1,
1989, the limit contained in Section 401(a)(17) of the Code.

                 1.13(a) In applying the Code Section 401(a)(17) limit for the 1989 through (and including) 1990 Plan Years, the Code Section 401(a)(17) limit in effect during the Year of calculation shall be applied for all purposes when calculating a Capped Participant's Accrued Benefit."





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                 EXECUTED this 21st day of December, 1993, but to be
                               ----        --------
effective as indicated herein.

                                        HAMILTON BEACH/PROCTOR-SILEX, INC.

                                              By: /S/ G. Nebel
                                                  -----------------------
                                                 Title: President





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